Exhibit 99.3

PennStarter Profile / Touchpoint Metrics

Section 1: Overview

Touchpoint Metrics is a Customer Experience Software Company.

Touchpoint Metrics is the developer of Touchpoint Mapping® On-Demand – a customer research-based Software-as-a-Service (SaaS) product that gathers and analyzes customer data in new ways, helping its’ clients increase customer loyalty and boost business value.

Their products do this by showing business users exactly which dials to turn to improve business and consumer customer experience. By more accurately and efficiently leveraging customer feedback to help executives make better decisions, the companies that use Touchpoint Mapping can consistently deliver better experiences and drive more profitable growth.

Touchpoint Metrics exists to fulfill a singular vision: Eliminate bad customer experiences.

Their products and services are laser-focused on making this vision a reality, benefitting customers around the globe and the companies that serve them.

Video: http://vimeo.com/85477980

“Touchpoint Mapping gave us data that proved [some of] our perceptions were completely wrong. That was really helpful and eye-opening to us.”

[Alan Gaul, SVP Marketing, Circle Bank]

Why is Improving Customer Experience so Important Today?

Improving customer experience is a top priority for over 93% of executives (And 97% of those executives say it’s critical to their success).1

Why? Because improving customer experience has massive benefits to the top- and bottom-line for virtually any company. In a recent Watermark Consulting study following companies from 2007-2012, those companies who are leaders in customer experience generated a total return on investment that was three times higher, on average, than the S&P 500 Index3, well outperforming the broader market.

Customer Experience Leaders Outperform the Market

6-Year Stock Market Performance of Customer Experience Leaders vs. Customer Experience Laggards vs. S&P 500 (2007-2012)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
Cumulative Total Return
Customer Experience Leaders +43%
S&P 500 +14.5%
Customer Experience Laggards -33.9%

Content © 2013, Watermark Consulting (watermarkconsult.net) *defines Customer Experience Leaders vs. Customer Experience Laggards as the top ten and bottom ten rated public Companies in Forrester Research Inc.'s 2007-2013 Customer Experience Index. Comparison is based on performance of equally-weighted, annually readjusted stock portfolios of Customer Experience Leaders and Laggards relative to the S&P 500 Index.*

When it comes to driving revenue, Forrester Research Inc. studies indicate that companies who move from below- to above-industry-average in customer experience enjoyed revenue increases ranging from $88 million for consumer electronics manufacturers to $3.1 billion for wireless providers4.

The sad truth is, getting customer experience “right” is a big problem – today, only 1% of customers feel that their expectations of experience are consistently met, in spite of the fact that 86% will pay more for a better experience2.  In fact, 9 out of 10 of customers report that they have switched to a competitor because of a poor customer experience1.

Based on studies like these, and the benefits experienced by Touchpoint Metric’s customers, the company believes that the benefits of improving customer experience for businesses of all sizes are significant.

And improving customer experience is the business problem that Touchpoint Metrics exists to solve.

80,000 Data Points?

The Summary Dashboard is a quick view of
overall trending performance and current
standings on critical customer-related metrics

That’s about the number of individual customer experience-related data points Touchpoint Metrics tracked recently for a $1.7 billion dollar bank. If you’re the executive charged with fixing experience, where do you look first?  And what happens when you need to look at that data on a weekly or daily basis?

For any company trying to quickly and clearly see where problems occur, the places to look are seemingly infinite. That’s why they need a way to quickly and easily sort through the data to find what they need to know to make their customer experience, and their business, better.

Finding and Fixing Problem Touchpoints

To help executives at companies of all sizes solve this problem, the company designed a unique customer research software solution called Touchpoint Mapping On-Demand. It works by gathering customer feedback and analyzing the information in ways that point to problem areas and opportunities – leveraging customer data to help business executives make better and better informed decisions, and to be more customer centric.

Their product is based on a simple premise: Customer experience happens at those places where companies “touch” their customers.

For example, places like websites, call centers and retail stores; these are all “touchpoints.”  And a bad touchpoint (like a call center operator that “hangs up” on customers) delivers bad customer experiences.

Most companies have 100’s of touchpoints, and they don’t really know which are and which aren’t working. But if they can just see which specific touchpoints are causing their customers problems, they can fix them. Touchpoint mapping helps them do just that.

“[Touchpoint Mapping is] a tool that gives me actual customer insights, has the power to guide our partners, our marketing, and our branding. It even helps us build a better product.”

[David Laulainen, Director, Century Group]

Dashboards That Really Makes Sense

Until now, tracking these hundreds of touchpoints (and tens of thousands of related data points) has been seemingly impossible. But Touchpoint Mapping On-Demand pulls all this data into one place, organizing and prioritizing it based on what business decision-makers need to know, making it easy to see, understand and prioritize what’s most important.

That’s what Touchpoint Mapping does – provides a tool that helps companies listen to their customers, competitors’ customers, and employees, and see where and why to take action to improve customer experience.

The fact is, most executives don’t know what causes customers to have bad experiences - much less precisely which “dials to turn” to improve customer experience. With Touchpoint Mapping, they get clear, easy-to-understand insights that allow them to find and fix problems as they occur, then monitor their performance to improve over time.

The Market Standing Dashboard shows a company who their competition is, where they beat them and why (and vice versa), and exactly where they should focus resources to better compete.

Here’s How Touchpoint Mapping® Works:

Simplistically, Touchpoint Mapping is a four-step process. Here’s how it works:

1)
Listen to Customers: It collects customer, competitors’ customer and employee feedback – their ratings and perceptions of experiences – via web, email, text/SMS, and phone. They can collect these perspectives in whatever frequency desired; say, on a pre-determined time frame (like once a month) or right after a transaction occurs.

2)
Analyze the Data: It consolidates this feedback through an enterprise business intelligence platform, where proprietary algorithms have been designed to analyze data and deliver clear, easy-to-understand, action-oriented insights. Users can “slice and dice” the data lots of different ways (like by store or branch, or by customer type).

3)
Take Action on the Data: Many research tools gather basic customer feedback, but it’s not at all clear what to DO with that data. This is an important part of what makes Touchpoint Mapping On-Demand unique. Through their customized dashboards, business users can see precisely which actions to take to drive desired business results, and prioritize them (for example, to go after “low hanging fruit” first, to drive quick wins).

4)
Monitor and Continuously Improve: While taking action on immediate problems is important, getting better over time is critical. With Touchpoint Mapping, business users can identify (and save or recover) customers who have poor experiences. And their KPIs

(“Key Performance Indicators”) help users assess the effectiveness of their actions and “see around corners” to spot trends and address problems, even before they occur.

The Benefits of Living in the Cloud

Touchpoint Mapping is a Software-as-a-Service (SaaS) product. This means that it lives in the internet “cloud”, and isn’t installed on a user’s desktop. Clients can access the software by going to the Touchpoint Metrics website, and entering their secure client portal to manage the software, and to analyze and review their data.

As an approach to business software, SaaS has been incorporated into the strategy of most big software companies. As a delivery vehicle, it means that Touchpoint Metrics hosts the software, making it easy to do product development, upgrades or other activities. In other words, any improvements or changes are automatically rolled out to all users at once.

There are many models of successful SaaS companies in the market. Other SaaS businesses – in different markets and at different stages of development than Touchpoint Metrics but also focus on managing customer data and providing business intelligence – include companies like salesforce.com (NYSE:CRM), NetSuite Inc. (NYSE:N), Demandware Inc. (NYSE:DWRE) and Responsys Inc. (NASDAQ:MKTG) – which was acquired by Oracle in January of 2014.

1)  According to Oracle’s 2013 report, titled Global Insights on Succeeding in the Customer Experience Era

2) According to a CEI Survey, as published on Forbes.com

3) According to The Watermark Consulting 2013 Customer Experience ROI Study

4) According to the Forrester Research Inc. report, "The Business Impact of Customer Experience,"

Cautionary Statement Regarding Projections:

These projections include a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements or financial projections, which apply only as of January 31, 2014. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Section 2: Company Info

Company Background

Touchpoint Metrics was incorporated in December, 2001. Their headquarters are in San Francisco, with other offices in the San Francisco Bay Area, Vancouver, BC and Charlotte, North Carolina. They are a fully reporting, early-stage public company, and their stock is listed on the OTCBB under the symbol TPOI.

Touchpoint Metrics is a customer experience software and services company, working with large, medium and small enterprises to measure and improve the experiences they deliver to their customers. By providing unique insights on a business’s relationship with its customers, Touchpoint Metrics helps the organizations it works with become more customer-centric, and drive greater value.

Touchpoint Mapping® is the cloud-based (Software-as-a-Service or SaaS) customer insights platform that powers Touchpoint Metrics’ products, and is responsible for delivering an easy-to-use user interface with fully-featured tools for software management and survey deployment, data analysis and intuitive dashboards for customer experience performance analysis, reporting and benchmarking.

Video: http://vimeo.com/86146693

Through 2011, the company was focused primarily on the delivery of customer experience management consulting services, developing deep expertise with their Touchpoint Mapping approach and achieving high levels of recognition for their expertise.

In 2011, Forrester Research Inc. named MCorp (Touchpoint Metrics’ consulting services brand) as one of 15 global enterprise customer experience consultants, along with IBM Global Business Services, Capgemini, Deloitte, Accenture and others.

Touchpoint Mapping On-Demand Launched

In 2012, Touchpoint Metrics began the development of Touchpoint Mapping On-Demand, and shifted its focus to the design and delivery of its on-demand software tools. With 10 years of hands-on expertise and dozens of real-world customer experience improvement projects behind the development of its products, the company’s software was designed to leverage technology to more efficiently gather and analyze customer data, and deliver customer experience improvements in ways that uniquely meet the needs of the market.

In late 2013, Touchpoint Mapping On-Demand was formally launched. Clients that have used Touchpoint Mapping On-Demand to gather and analyze customer data include companies large (Microsoft, Blue Shield of California) mid-size (Tanger Outlet Centers, Arizona State Credit Union) and small (United Bank and Circle Bank).

The Touchpoint Mapping Story

In the late 90’s, Michael Hinshaw – Touchpoint Metrics founder and President – was CEO of a software company that he grew from inception to a $300 million business, with operations throughout North America. In that time, they became one of the largest independent grain traders in Canada.

According to Mr. Hinshaw, they needed a way to penetrate a fairly closed business ecosystem; the ideas behind Touchpoint Mapping were born to help solve this problem. He said:

“15 years ago, the idea of internet trading was really new, and the grain and inputs trading business was dominated by fax-and-phone brokers who had tight relationships with their customers. Since we had limited resources, we had to intelligently prioritize our investments in marketing, service and product development.

To do so, we needed to understand and better address the unmet needs of the farmers, suppliers, distributors and others within the grain-trading marketspace. In short, we needed to know what worked in effectively meeting their needs, and why. And we couldn’t afford to get it wrong. So, using the concept of customer journeys supported by market research, we basically invented some of the first quantitative customer experience mapping tools.

This let us see – in quantitative, statistically projectable data sets – what worked and what didn’t, and gave us a huge advantage in the market. This fueled my interest in finding ways to quantify the quality of customer relationships because, well, the tools that existed in the late 90s simply weren’t effective.

At the time, Customer Relationship Management (CRM) software was emerging, which even then was starting to do a good job looking at customers from the companies’ perspective. But CRM is an inside-out view. It’s all about the company. It tells executives things like ‘When did we call a customer?’ ‘What product did they buy?’ and ‘How much did they spend?’ It doesn’t tell companies what, from a customer’s perspective, is even more important – questions like ‘how did the customer feel after that call? ‘Did it solve their problem – or tick them off?’

In this environment, our approach was radical. By quantifying these perspectives across customer groups, we were able to make smart, data-driven decisions – and drive real business value as a result.

In fact, it worked so well that I started Touchpoint Metrics a few years later. And it’s worked for our clients in the years since; for over a decade, we did this analysis the old-fashioned way. Now, with Touchpoint Mapping On-Demand, we can do it way more quickly and efficiently, for any company – no matter where they or their customers are.”

What CRM still doesn't do today, despite how far it has come, is take the customer perspective into account. CRM still looks at the customer from the inside out. Touchpoint Mapping, on the other hand, looks at companies through the customers eyes, from the outside in.

This was the missing piece that Touchpoint Mapping was designed to solve – using actual insights from a company’s customers to support decision-making about those customers.

Video: http://vimeo.com/85477981

At the end of the day, this is what Touchpoint Mapping is all about; giving companies the tools they need to see what works and what doesn’t from their customers’ perspective, and the ability to make intelligent, data-driven business decisions that drive better business outcomes as a result.

About the Product: Touchpoint Mapping On-Demand

Touchpoint Mapping On-Demand is the company’s approach to quantifying and improving customer experience, brand and loyalty. Basically, it works by gathering data from and around customers, and quantifies their perceptions of interactions with the companies that serve them

It is built on a proprietary research and analytical model that brings the Voice of the Customer to life, automatically mapping the complex, cross-channel maze of touchpoints that drive customer experience and brand perception.

“Customer perceptions are the gold standard you want to operate by.
Touchpoint Mapping® aligned our management team’s perceptions and priorities by clearly showing what our customers think and need.”

[Lori Martinez, SVP, United Bank]

Customized to the unique needs of each customer, Touchpoint Mapping On-Demand is easy to implement, and provides a consolidated view of a customers’ experience with a company – a view that can show business users precisely which “dials to turn” to improve customer experience, strengthen loyalty or improve brand perceptions.

Touchpoint Mapping On-Demand Focus Areas

There are three primary components to the Touchpoint Mapping On-Demand product, which can be sold individually or as a bundle. Priced monthly and sold as annual subscriptions, the focus areas include:

▪
Customer Experience Mapping: By focusing on high-level perceptions of customer experience as well as individual touchpoints, business users gain insights into touchpoint performance, stages of the customer lifecycle and which touchpoints are most important to fix – and in what order – to drive desired customer behaviors and business results.

▪
Brand Mapping: By measuring the links and gaps between desired and actual brand perceptions, users can assess brand awareness, brand position (relative to competitors) and drivers of brand engagement, among other metrics.

▪
Loyalty Mapping: By assessing performance on key customer satisfaction and loyalty metrics, companies can identify brand “champions” and customers who may have a foot out the door; they can measure satisfaction, loyalty, and Net Promoter® scores, and pinpoint the aspects of customer experience that drive increased customer loyalty.

The Take Action Dashboard prioritizes what to do (for example) to boost loyalty, increase retention or acquire more new customers.

A Map of The Customer Relationship

The product is called Touchpoint Mapping because that’s what it is – a map, albeit an ever-changing one, just like any company’s customers – that tells that story of a company’s relationship with its customers. Behind these maps are layers of data – customer experience, brand and loyalty data - which can be manipulated or analyzed to come up with answers like:

▪	“This is where our opportunity for greater customer spend lies.”

▪	“If I fix my mobile platform, I’ll drive more buying.”

▪	“If customers see us as more transparent, we’ll drive greater brand loyalty.”

All companies need answers like this because transactional data – like through CRM – isn’t enough. Understanding how customers feel about a transaction is the insight business users need to ensure customers are getting their needs met.

One of the beauties of Touchpoint Mapping is that it’s not just the executives or MBA’s or strategy people that can use it – it’s designed so that everybody that works inside of organizations can easily see what’s going on

Unsurprisingly, Touchpoint Metrics’ vision is to eliminate bad customer experiences. And their service goal is to continually delight and amaze customers, delivering the best possible customer experience across all touchpoints.

 Cautionary Statement Regarding Projections:

These projections include a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements or financial projections, which apply only as of January 31, 2014. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Section 3: Supporting Docs

PPM

Subscription Docs

TPM_CaseStudy_Banking_FirstTime_1013

TPM_CaseStudy_Banking_ScalingService_1013

TPM_CaseStudy_RealEstate_CustomerInsight_1013

Touchpoint Metrics Company Overview (To Come)

Touchpoint Mapping Product Overview (To Come)

Cautionary Statement Regarding Projections:

These projections include a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements or financial projections, which apply only as of January 31, 2014. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Section 4: Management

Photo From: http://touchpointmetrics.com/about/team/michael-hinshaw/

Michael Hinshaw, President and CEO

Michael is an entrepreneur and executive leader who has spent his career integrating business strategy and creativity to improve how companies think about and serve their customers. His blend of strategic thinking and innovation drives significant value by transforming customer interactions and the processes that support them.

He has advised executives and leadership teams at global organizations including Argo Group, Comerica Bank, Microsoft, T. Rowe Price and the United Methodist Church on customer experience, brand and loyalty, translating business strategies into distinctive products, services, and customer experiences.

Touchpoint Metrics President Michael Hinshaw speaking at a Unleash: WD Innovation conference.

Widely published and a regular speaker on the subjects of digital innovation and customer experience, recent events include keynotes for Digital Experience 2013 for Adobe and Customer Think, The Realty Alliance Annual Executive Conference, and speeches at CRM:2013 for SAP.

As President and CEO of Verida, a public company with operations throughout North America, Michael led the company from inception to a $300 million business, becoming one of the largest independent grain traders in Canada.

Also a lecturer and mentor in entrepreneurship and Richard A. Holton Teaching Fellow at California’s U.C. Berkeley Haas School of Business, Michael is co-author of the best-selling book ‘Smart Customers, Stupid Companies: Why Only Intelligent Companies Will Thrive, and How To Be One of Them.’

Photo From: http://touchpointmetrics.com/about/team/lynn-davison/

Lynn Davison, COO

Lynn has spent her entire career helping companies improve how they think about, connect with, serve, and profit from, their customers. Responsible for company operations, she oversees sales and marketing, customer support and partner channels as well as finance and facilities-related functions.

Since joining Touchpoint Metrics in 2011, she has been instrumental in the design and development of the company’s products and services. Working with companies as diverse as Danone, Tanger Outlets, Microsoft and Blue Shield of California, she ensures that meeting customers’ business needs are the driving force behind product design.

She brings her expertise as a Fortune 500 management consultant in the areas of strategic business improvement and change management with companies such as Prudential and CoreLogic to the management of Touchpoint Metrics.

As founding partner of the high growth management consultancy C-Change, Inc., Lynn’s responsibilities included developing and scaling company infrastructure including human resources, sales and marketing, and financial management. Earlier in her career, Lynn was responsible for mentoring and developing business consultants, and for creating new products and methodologies.

Lynn has a BA in economics from Whitman College and is certified as a Project Management Professional (PMP) by the Project Management Institute.

Photo From: http://touchpointmetrics.com/about/team/sheryl-hawkes/

Sheryl Hawkes, PhD, Research Director

A quantitative marketing research expert, Sheryl is focused on finding new ways to drive meaningful business insights from complex data sets and voice-of-the-customer feedback. Responsible for data modeling and statistical analysis, Sheryl joined Touchpoint Metrics in 2011. She also oversees the development and ongoing improvement and validation of statistical models, delivery methodologies, and QA processes.

She is focused on finding new ways to derive actionable business intelligence by uncovering the correlations between customer feedback and business data which allow corporate executives and other stakeholders to make smarter and better-informed decisions. Her extensive education, diverse background, and unique international perspective enhance her ability to solve problems and communicate effectively and efficiently across disciplines and cultures.

Sheryl has more than 15 years of experience analyzing and reporting data, and has held several senior management, teaching, and research positions in healthcare and higher education, including the role of founding manager of the Molecular Biology Core Facility at the Barbara Davis Diabetes Center in Denver, Colorado.

Sheryl holds an MBA in marketing from the University of Wisconsin, professional certification from the Marketing Research Association, and a graduate certificate in pharmaceutical marketing research from the University of Georgia. She also holds a PhD in molecular biology and a Bachelor of Science from the University of Auckland in New Zealand.

Cautionary Statement Regarding Projections:

These projections include a number of forward-looking statements that reflect our current views with respect to future events and financial performance. Forward-looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions, or words which, by their nature, refer to future events. You should not place undue certainty on these forward-looking statements or financial projections, which apply only as of January 31, 2014. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.